Prospectus Supplement Supplement dated August 7, 2020
Emerging Markets Fund ■ Emerging Markets Small Cap Fund ■ Focused Global Growth Fund ■ Focused International Growth Fund ■ Global Small Cap Fund ■ International Growth Fund ■ International Opportunities Fund ■ International Value Fund ■ Non-U.S. Intrinsic Value fund
(Prospectuses dated April 1, 2020)

Global Real Estate Fund ■ Real Estate Fund ■ AC Alternatives Income Fund ■ Growth Fund ■ Heritage Fund ■ Select Fund ■ Small Cap Growth Fund ■ Sustainable Equity Fund ■ Ultra Fund ■ Emerging Markets Debt Fund ■ Global Bond Fund ■ International Bond Fund
(Prospectuses dated March 1, 2020)

California High-Yield Municipal Fund ■ California Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated January 1, 2020)

One Choice® In Retirement Portfolio ■ One Choice® 2020 Portfolio ■ One Choice® 2025 Portfolio ■ One Choice® 2030 Portfolio ■ One Choice® 2035 Portfolio ■ One Choice® 2040 Portfolio ■ One Choice® 2045 Portfolio ■ One Choice® 2050 Portfolio ■ One Choice® 2055 Portfolio ■ One Choice® 2060 Portfolio ■ Multi-Asset Income Fund ■ Strategic Allocation: Aggressive Fund ■ Strategic Allocation: Conservative Fund ■ Strategic Allocation: Moderate Fund
(Prospectuses dated December 1, 2019)

Focused Dynamic Growth Fund
(Prospectus dated December 1, 2019, as revised June 15, 2020)

Disciplined Growth Fund ■ Equity Growth Fund ■ Global Gold Fund ■ Income & Growth Fund ■ Multi-Asset Real Return Fund ■ Small Company Fund
(Prospectuses dated November 1, 2019)

High-Yield Municipal Fund ■ Intermediate-Term Tax-Free Bond Fund
(Prospectuses dated October 1, 2019)

The following is added to Appendix A in the prospectus for each of the funds.

Sales Charge Reductions and Waivers Available through Baird
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

•	Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchase from the proceeds of redemptions from another American Century Investments fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the funds' Investor C Shares will have their share converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Century Investments assets held by accounts within the purchaser’s household at Baird. Eligible American Century Investments assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of American Century Investments funds through Baird, over a 13-month period of time

Sales Charge Reductions and Waivers Available through Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

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CL-SPL-96464 2008